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                                                                    EXHIBIT 10.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is executed as of June 30, 2000, to be effective for all purposes as of the Effective Date (as hereinafter defined). Reference is made to the Credit Agreement, dated as of January 4, 2000 (as amended, modified, supplemented and in effect on the date hereof, the "Credit Agreement"), among Suiza Foods Corporation, a Delaware corporation (the "Borrower"), certain Subsidiaries of Borrower, the lenders party thereto (collectively, the "Lenders"), First Union National Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Bank One, NA, as syndication agent for the Lenders, and Bank of America, N.A., and Fleet National Bank, as co-documentation agents for the Lenders.

         WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments to Credit Agreement and Schedules Thereto. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Lenders hereby agree that the Credit Agreement shall be amended as follows:

                  A. From and after the Effective Date, the definitions set forth in Section 1.1 are amended by (i) amending and restating the definitions of the terms "Leverage Ratio", "Permitted Acquisition" and "SFDG" in their entirety to read as set forth below and (ii) adding the following other defined terms thereto in the appropriate alphabetical order:

                  "Leverage Ratio" shall mean, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of
         (a) Funded Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis on the last day of such period minus cash held on a consolidated basis on such day to (b) Consolidated EBITDA for such period.

                  "Permitted Acquisition" shall mean an acquisition by the Borrower or any of its Subsidiaries which (i) is an acquisition of a Person or assets of a Person in a line of business permitted by Section
         6.3 hereof, (ii) is in an amount not greater than $100,000,000 in total cash consideration (after deducting cash on the balance sheet of the Person acquired or included in the assets being acquired) for any single acquisition; provided, however, the total cash consideration (after deducting cash on the balance sheet of the Person acquired or included in the assets being acquired) for any single acquisition may exceed $100,000,000 with the consent of the Required Lenders or if the funds for such acquisition are provided by SFDG by a loan and the assets of the entity acquired or the assets acquired are transferred to SFDG to extinguish such loan or in exchange for a preferred ownership interest with terms matching such loan's terms, (iii) is approved by the Board of Directors or the requisite shareholders of the Person being acquired or Person transferring the assets being acquired,


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         (iv) if an acquisition of Capital Stock of a Person, at least 51% of all issued and outstanding Capital Stock of such Person is acquired, and (v) after giving effect to such acquisition on a Pro Forma Basis, the Borrower and its Restricted Subsidiaries are in compliance with each of the financial covenants set forth in Section 5.9.

                  "SFDG" shall mean Suiza Dairy Group, L.P., a Delaware limited partnership and Subsidiary of Borrower.

                  B. From and after the Effective Date, paragraphs (c) and (l) in the definition of "Permitted Investment" are hereby amended and restated to read in their entirety as follows and a new paragraph (o) is hereby added to the definition of "Permitted Investment" to read as follows:

                  "(c) investments of any Subsidiary of the Borrower in the Borrower, investments of any Restricted Subsidiary of the Borrower in any other Restricted Subsidiary of the Borrower or investments by the Borrower in any of its Restricted Subsidiaries, or investments of the Borrower and/or any of its Restricted Subsidiaries in any of its Unrestricted Subsidiaries in connection with a Permitted Acquisition;

                  (l) additional investments up to but not exceeding $50,000,000 in the aggregate during each fiscal year, including investments in Unrestricted Subsidiaries; provided, however, that notwithstanding the foregoing, the Borrower shall be permitted to make additional investments in Unrestricted Subsidiaries during any fiscal year in an amount equal to the aggregate amount of dividends and other distributions received by the Borrower or its Restricted Subsidiaries from such Unrestricted Subsidiaries and payments of Indebtedness by an Unrestricted Subsidiary to the Borrower or its Restricted Subsidiaries during such fiscal year;

                  (o) to the extent no Default or Event of Default exists at such time or would result therefrom, loans by the Borrower or its Subsidiaries to SFDG or its Subsidiaries up to but not exceeding $100,000,000 in the aggregate principal amount at any one time outstanding."

                  C. From and after the Effective Date, paragraph (c) of Section
2.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(c) Interest on Swingline Loans. Subject to the provisions of
         Section 2.8(b), Swingline Loans shall bear interest at a per annum rate equal to the lesser of (i) Alternate Base Rate plus the Applicable Percentage for Revolving Loans that are Alternate Base Rate Loans, or
         (ii) the rate agreed upon by the Borrower and the Swingline Lender with respect to the portion of the Swingline Loans held by the Swingline Lender. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date."

                  D. From and after the Effective Date, a new paragraph (i) is added to Section 6.1 of the Credit Agreement to read as follows:


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                  "(i) to the extent no Default or Event of Default exists at such time or would result therefrom, additional Indebtedness of the Borrower and its Restricted Subsidiaries to SFDG or its Subsidiaries up to but not exceeding $100,000,000 in the aggregate principal amount at any one time outstanding."

                  E. From and after the Effective Date, paragraph (c) of Section
6.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (c) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests), but excluding:

                           (i) any Excluded Disposition;

                           (ii) obsolete or worn-out Property, tools or
                  equipment no longer used or useful in its business (other than any Excluded Disposition) or real Property no longer used or useful in its business;

                           (iii) any sale, lease or transfer of assets from a
                  Credit Party to another Credit Party;

                           (iv) any sale of Transferred Assets by such Person to
                  a Receivables Financier in connection with a Permitted Receivables Financing;

                           (v) other assets so long as the aggregate amount
                  thereof sold or otherwise disposed of in any single fiscal year by the Borrower and its Restricted Subsidiaries shall not have a book value in excess of ten percent of the book value of the total assets of the Borrower and its Restricted Subsidiaries owned on the first day of such fiscal year; and

                           (vi) any sale or lease of assets (A) to SFDG or its
                  Subsidiaries in connection with a business realignment to the extent permitted under Section 6.3 in an aggregate amount, so long as the Borrower and its Restricted Subsidiaries remain in compliance with the provisions of Section 5.9, not to exceed
                  (1) $100,000,000 from the date hereof through June 30, 2001,
                  (2) $75,000,000 for the period beginning July 1, 2001 through June 30, 2002 and (3) $50,000,000 on an annual basis for the period beginning July 1, 2002 through the Maturity Date or (B) in connection with a Permitted Receivables Financing;

         provided, that in each case with respect to subsection (v) above at least 85% of the consideration received therefor by the Borrower or any such Restricted Subsidiary is in the form of cash or Cash Equivalents; and"

                  F. Schedules 3.6, 3.12, 3.16 and 3.19 to the Credit Agreement are hereby replaced by Revised Schedules 3.6, 3.12, 3.16 and 3.19 attached to this Amendment, as of the Effective Date hereof.

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                  G. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         Section 3. Representations and Warranties. The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that (i) the representations and warranties in Article 3 of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof as if each reference (whether direct or indirect) therein to "this Agreement" included reference to this Amendment and the Credit Agreement as amended hereby and (ii) no Default has occurred and is continuing as of the date hereof.

         Section 4. Guarantors. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 shall become effective as of June 30, 2000 on the date (the "Effective Date") that this Amendment shall have been executed by the Borrower, the Guarantors and the Required Lenders.

         Section 6. Miscellaneous. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

                                        SUIZA FOODS CORPORATION

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


GUARANTORS:                             MORNINGSTAR FOODS INC.

                                        MORNINGSTAR SERVICES INC.

                                        NEPTUNE DELAWARE CORPORATION

                                        NEVA PLASTICS MANUFACTURING CORP.

                                        SUIZA DAIRY CORPORATION

                                        SUIZA FRUIT CORPORATION

                                        SUIZA MANAGEMENT CORPORATION


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------



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AGREED AND ACCEPTED:

                                        FIRST UNION NATIONAL BANK, in its
                                        capacity as Administrative Agent and
                                        individually in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        BANK ONE, NA, in its capacity as
                                        Syndication Agent and individually in
                                        its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        BANK OF AMERICA, N.A., in its capacity
                                        as Documentation Agent and individually
                                        in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        FLEET NATIONAL BANK, in its capacity as
                                        Documentation Agent and individually in
                                        its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

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                                        COBANK, ACB, in its capacity as Managing
                                        Agent and individually in its capacity
                                        as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        CREDIT AGRICOLE INDOSUEZ, in its
                                        capacity as Managing Agent and
                                        individually in its capacity as a Lender

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        in its capacity as Managing Agent and
                                        individually in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        WELLS FARGO BANK (TEXAS), N.A., in its
                                        capacity as Managing Agent and
                                        individually in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

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                                        BANCO POPULAR DE PUERTO RICO, in its
                                        capacity as Co-Agent and individually in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                        THE BANK OF TOKYO-MITSUBISHI, LTD., in
                                        its capacity as Co-Agent and
                                        individually in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        THE BANK OF NOVA SCOTIA, in its capacity as Co-Agent and individually in its capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        SUNTRUST BANK, ATLANTA, in its capacity
                                        as Co-Agent and individually in its
                                        capacity as a Lender


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


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                                        CITIBANK, N.A.

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------